EXHIBIT 10.01

AMENDMENT TO FUTURESACCESSSM ADVISORY AGREEMENT

This amendment is made as of April 28, 2015 (the “Amendment”) among ASPECT FUTURESACCESSSM LLC, a Delaware limited liability company (the “Fund”), MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the “Manager”) and ASPECT CAPITAL LIMITED (the “Trading Advisor”) (the Fund, the Manager and the Trading Advisor are jointly referred to as the “Parties”).  Capitalized terms not otherwise defined herein have those meanings set forth in the Agreement (as defined below).

WHEREAS, the Parties and Aspect FuturesAccessSM Ltd. (the “Offshore Fund”) entered into an Advisory Agreement dated as of May 28, 2004, as amended prior to the effective date set forth above by an amendment dated as of December 4, 2014 (the “Prior Amendment”) as well as various letter agreements (together, the “Agreement”);

WHEREAS, the Offshore Fund was removed as a party to the Agreement by the Prior Amendment as a result of the dissolution of the Offshore Fund;

WHEREAS, the Manager and Man Principal Strategies Corp. (“Man”) entered into an Asset Purchase Agreement dated as of December 8, 2014 whereby Man agreed to purchase, among other assets, the rights of the Manager and its affiliates under certain agreements relating to the management of Systematic Momentum FuturesAccess LLC (“Systematic Momentum”);

WHEREAS, the purchase of the Manager’s rights in respect of Systematic Momentum is scheduled to become effective as of May 1, 2015 (such date, as it may be extended, the “Effective Date”); and

WHEREAS, Class DS Interests are the Class of Interests issued to Systematic Momentum and, as of the Effective Date, Systematic Momentum will no longer invest in the Fund.

NOW THEREFORE, the Parties agree to amend the Agreement as follows, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.	Effective on the Effective Date, Section 5(b) of the Agreement shall be amended to remove the reference to Class DS Interests.

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IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned on the day and year first written above.

ASPECT FUTURESACCESSSM LLC

By:	Merrill Lynch Alternative Investments LLC, Manager

By:	/s/ Ninon Marapachi
	Name:	Ninon Marapachi
	Title:	Vice-President of MLAI

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

By:	/s/ Ninon Marapachi
	Name:	Ninon Marapachi
	Title:	Vice-President of MLAI

ASPECT CAPITAL LIMITED

By:	/s/ Jonathan Greenwold
	Name:	Jonathan Greenwold
	Title:	Company Secretary and Authorized Signatory Aspect Capital Limited